UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 19, 2004
                                                         -----------------

                               CYTOGEN CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        000-14879                22-2322400
------------------------------   ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
--------------------------------------------------------------   ---------------
         (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 19, 2004, Cytogen Corporation (the "Company") entered into Addendum No. 2 (the "Addendum") to the Stock Exchange Agreement dated as of June 15, 1999, as amended (the "Agreement"), among the Company and the stockholders and debtholders (collectively, the "Prostagen Partners") of Prostagen, Inc. ("Prostagen"). The Company entered into the Agreement in connection with the Company's acquisition of Prostagen, and is obligated to make payments to the Prostagen Partners if certain milestones are achieved in the dendritic cell therapy and PSMA development programs. All terms not specifically defined herein shall have the meaning ascribed to them in the Addendum or the Agreement.

     The Addendum was effective immediately and provides that, among other things, in satisfaction of its obligations to the Prostagen Partners under Paragraphs 1.6(b) and (d) of the Agreement, the Company shall deliver to the representative of the Prostagen Partners: (i) 50,000 shares of Cytogen common stock within ten business days of the date of the Addendum; (ii) $500,000 of shares of Cytogen common stock within ten business days after the completion by PSMA Development Company, LLC (or any entity with technology licensed from the Company) of a Phase I clinical trial for immunotherapy for prostate cancer if such trial establishes safety; and (iii) $1,000,000 of shares of Cytogen common stock within ten business days after the enrollment of the first patient after the date hereof by PSMA Development Company, LLC (or any entity with technology licensed from the Company) in a Phase III or combined Phase II-III clinical trial for immunotherapy for prostate cancer.

     The Company intends to issue shares of its common stock, in satisfaction of its obligations under the Addendum, that will be registered under its existing shelf registration statement on Form S-3 (Reg. No. 333-110040), which was declared effective by the Securities and Exchange Commission on October 30, 2003.

     The foregoing descriptions of the Addendum and the Agreement are qualified in their entirety by reference to such Exhibits.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        Exhibit No.       Description
        -----------       -----------

            10.1          Addendum No. 2 to Stock Exchange  Agreement Among  the
                          Company  and  the   Stockholders  and  Debtholders  of
                          Prostagen, Inc.  Filed herewith.

            10.2 Addendum to Stock Exchange Agreement among Cytogen Corporation and the Stockholders and Debtholders of Prostagen, Inc. dated as of May 14, 2002, and amended as of August 13, 2002. Filed as an exhibit to the Company's Quarterly Report on Form 10-Q, filed with the Commission on August 14, 2002, and incorporated herein by reference.

            10.3 Stock Exchange Agreement Among the Company and the Stockholders and Debtholders of Prostagen, Inc. Filed as an exhibit to the Company's Registration Statement on Form S-3 dated July 19, 1999, as amended (Reg. No. 333-83215), and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By:  /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   November 22, 2004

                                  EXHIBIT INDEX


        Exhibit No.    Description
        -----------    -----------

           10.1 Addendum No. 2 to Stock Exchange Agreement Among Cytogen Corporation and the Stockholders and Debtholders of Prostagen, Inc. Filed herewith.

           10.2 Addendum to Stock Exchange Agreement among Cytogen Corporation and the Stockholders and Debtholders of Prostagen, Inc. dated as of May 14, 2002, and amended as of August 13, 2002. Filed as an exhibit to the Company's Quarterly Report on Form 10-Q, filed with the Commission on August 14, 2002, and incorporated herein by reference.

           10.3 Stock Exchange Agreement Among the Company and the Stockholders and Debtholders of Prostagen, Inc. Filed as an exhibit to the Company's Registration Statement on Form S-3 dated July 19, 1999, as amended (Reg. No. 333-83215) and incorporated herein by reference.